ORAGENICS

Developing Vaccines & Novel Antibiotics to Treat Tomorrow's Infections

Corporate Presentation

NYSE American: **OGEN**

March 2021

Safe Harbor Statement

Certain statements made in this presentation include forward-looking actions that Oragenics, Inc. ("Oragenics," or the "Company") anticipates based on certain assumptions. These statements are indicated by words such as "expect", "anticipate", "should" and similar words indicating uncertainty in facts, figures and outcomes. Such statements are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. While Oragenics believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the Company are detailed in the Company's various reports filed by the Company with the Securities and Exchange Commission.

Oragenics Company Description

Oragenics (NYSE American: OGEN) is a development stage company dedicated to fighting infectious diseases. It is focused on advancing its TerraCoV2 vaccine candidate to combat the novel coronavirus, Covid-19, leveraging coronavirus spike protein research licensed from the National Institutes of Health. It is also developing lantibiotics, a novel class of antibiotic, focused on combatting multidrug-resistant organisms.

Company Highlights

1 2 3

Acquisition of Noachis Terra provides access to NIH-created SARS-CoV-2 (COVID-19) Spike Protein Vaccine Technology

Expect to enter human clinical studies in 3/4Q 2021

Multi-billion market for COVID-19 vaccines likely to accommodate multiple players

Cash runway for vaccine to begin Phase 2 studies in 1Q22

Lantibiotics Platform: A novel class of peptide antibacterial compounds, with activity against a variety of MDR infections

Lead lantibiotic OG716 addresses *C. difficile*

ORAGENICS

ORAGENICS

Lead Program:
NIH-created SARS-CoV2 S-2P (COVID 19) vaccine candidate focused on the stabilized "Spike Protein" via Intranasal Delivery

Overview



Objective: To develop and commercialize an intranasal vaccine providing long lasting immunity from SARS-CoV-2 infection focusing on the spike protein.

Benefits: Long lasting protection from SARS-CoV-2 virus, COVID-19 infection prevention, reduced viral spread,more rapid immune response, lower antigen concentration required.

Future: Potential cross protection against other coronaviruses and Covid-19 variants.



The molecular structure of the spike protein.

Jason McLellan/Univ. of Texas at Austin

Corona Viruses Technology Overview – RSV F Protein: Spike Proteins Continually Changing Shape

Accessible antigenic sites depend on protein conformation:

- **Pre sites: O, V**
- **Post site[1]: I**
- **Pre/post sites: II, III, IV**

Absorption of human convalescent serum with postfusion F modestly reduces neutralizing antibodies

Absorption of human convalescent serum with prefusion F removes almost all neutralizing antibodies

1. MAbs to site 1 preferentially bind postfusion conformation



Postfusion
Prefusion
Site Ø
Site II
Site V
Site IV
Site III
Site I

Flynn et al, PLOS ONE|DOI:10.1371/ journal.prone.0164789 Oct. 20, 2016

Corona Virus Technology Overview – Enhanced Immune Response Utilizing Stabilized Spike Protein Antigen

Stabilized Prefusion Spike Protein Ectodomain Trimer

- Class I fusion protein
- Two amino acid substitutions stabilize prefusion conformation
- T4 fibritin trimerization domain
- Expressed in mammalian cell line; Chinese Hamster Ovary (CHO) cells


A
SS
RBD
SD2
S2′
HR1
CD
1208
TM
1
1273
NTD
SD1
S1/S2
FP
CH
HR2
CT
B
RBD down
90°
RBD down
RBD up
Viral membrane

Daniel Wrapp et al. Science 2020; 367:1260-1263

ORAGENICS

SARS-CoV-2 S-2P IgG subclass Results: B6C3 Mice


a
mRNA-1273
B6C3
Reciprocal Serum Endpoint Titer (log10)
**
*
0.01
0.1
1
mRNA Dose (µg)
b
SARS-CoV-2 S-2P Protein + SAS
B6C3
IgG1
IgG2a/c
SARS-CoV-2 S-2P Dose (µg)

Immunizations with mRNA-1273 and S-2P protein, delivered with TLR4 agonist, elicit S-specific Th1-biased T cell responses. **B6C3F1/J mice were immunized at weeks 0 and 3 with 0.01, 0.1, or 1 µg of mRNA-1273 or SAS-adjuvanted SARS-CoV-2 S-2P protein.** Sera were collected 2 weeks post-boost and assessed by ELISA for SARS-CoV-2 S-specific IgG1 and IgG2a/c.

Endpoint titers (a-b) were calculated. For mice for which endpoint titers did not reach the lower limit of detection (dotted line), ratios were not calculated (N/A).

SARS-CoV-2 S-2P protein with SAS adjuvant produces significant and balanced IgG1 and $IgG2_{a/c}$ levels at doses as low as 0.01 ug demonstrating level of immune response.

Corbett *et al*, BioRxiv. 2020. https://www.biorxiv.org/content/10.1101/2020.06.11.145920v1

ORAGENICS

SARS-CoV-2 S-2P Neutralization Titers

Extended Data Table 1. Concordance of Pseudovirus Neutralization Assay and PRNT.

Mouse Serum Pool #[1]	Reciprocal IC_{50} Titer		*Fold Difference*[4]
	Pseudovirus Neutralization[2]	PRNT[3]	
1	893.5 +/- 1.4	933.5	*1.0*
2	211.6 +/- 1.5	314.5	*0.7*
3	159.8 +/- 1.3	397.1	*0.5*

1. BALB/cJ mice were immunized at weeks 0 and 3 with 1 µg SARS-CoV-2 S-2P protein, adjuvanted with SAS. Sera were collected 2 weeks post-boost and pooled (N = 3 mice/pool).
2. IC50 titers were averaged from pseudovirus neutralization assays completed in 5 experimental replicates. (GMT +/- geometric SD)
3. IC50 titer from PRNT assay completed once.
4. Fold difference calculated as average pseudovirus neutralization IC50 titer relative to PRNT IC50 Titer

SARS-CoV-2 S-2P protein with SAS adjuvant produces significant Nab titers in BALB/c mice.

SARS-CoV-2 Spike Protein Demonstrates Protective Immunity in Mice

Completely inhibited virus growth in the nasal cavities and lungs of mice



A
Lung Viral Load
Day 2
Titer (PFU/Lobe)
7
6
5
4
3
2
N/T
PBS WT 2P WT 2P WT 2P
0.01 µg
0.1 µg
1 µg
B
Nasal Turbinate Viral Load
Day 2
Titer (PFU/nasal turbniate)
4
3
2
N/T
PBS WT 2P WT 2P WT 2P
0.01 µg
0.1 µg
1 µg

Gray dashed line = p<0.05 Gray solid line = p<0.01

Well Established Production Process for Terra Cov-2 Vaccine Creation

Creation of Antigen Producing cell line (CHO) (Aragen)

↓

Production of Antigen under GMP (Avid)

↓

Addition of Adjuvant (TQL1055 or Intranasal BDX100, BDX 300, BDX 301)

↓

Completion of Fill/Finish (BSM/Sharp)

Examples of recombinant protein + Adjuvant
Hepatitis B
HPV

Key Vaccine Attributes

- Well established vaccine product characteristics: recombinant protein + adjuvant (Hep B, HPV, Influenza vaccines)
- **Intranasal Delivery – ideal for children and self administration**
- Potential for **single dose** efficacy (based on Phase 1 results)
- **Low COGs** based on production scheme
- Storage and transport at **refrigerated (5°C) temperatures**: not -50° to -80°C
- Access to **novel rationally designed adjuvant**
- Advantage for remote locations, particularly in 2nd and 3rd tier countries – allows for self administration
- Designed for availability and use post-pandemic distribution

Intranasal Vaccine Attributes

- BDX100 (Protollin), BDX 300 & BDX 301 developed by Biodextris
- Intranasal delivery of adjuvant stimulates production of IgA in the nasal cavity
  → Reduces spread of virus
- Systemic IgG production reduces severity of Covid-19 infection
- Ease of use ideal for children and populations adverse to needles
- Ease of transport and storage at refrigerated (5°C) temperatures and advantage in Tier 2 & 3 countries through self-administration
- Adjuvant technology originally developed at Walter Reed Army Research Hospital and licensed through GSK

Serum IgG & Lung IgA levels in Mice following S-protein SARS-C0V-1



Antigen-specific serum IgG
(a)
1,000
100
10
1
0
IgG concn (µg/mL)
5µg
1µg
S-protein + Protollin
S-protein
S-protein+ alum
Antigen-specific lung IgA
(b)
1,000
100
10
IgA concn (ng/mL)
5µg
1µg
S-protein + Protollin
S-protein
S-protein+ alum

M.C. Hu et al. / Vaccine 25 (2007) 6334–6340

ORAGENICS

Technology Overview – Current Status

- NIH/NIAID license secured with acquisition of Noachis Terra
- Non-dilutive grants, primarily DoD, under development
- Contracts in place for:
  - Cell bank manufacture
  - Vaccine manufacture
  - Clinical Research Organization & Regulatory Consultants
  - Formulation & fill/finish
  - Adjuvant agreement for preclinical studies, including hamster challenge
- **Creation of cell line complete**
- **Development of analytical methods ongoing**
- **Recombinant protein production at manufacturing facility ongoing**
- **FDA pre-IND meeting complete**

Regulatory Strategy: Aggressive Fast Track Approach

Proposed Clinical Trial Pathway and Timeline


FDA Pre-IND mtg, 9/20
File U.S. IND, 3Q21
4Q20 - 3Q21
4Q21
1Q22 - 4Q22
Technology Transfer from NIH
Pre-IND Enabling Studies
Phase 1 Clinical Trial
Phase 2/3 Clinical Trial

Assumptions:

1. RCB used as GMP cell line
2. Pilot batch acceptable for IND and Phase 1
3. Toxicology study report initially filed with clinical only

Vaccine News Flow

- 1/2Q21:
  - ✓ Release of NIH viral load data
  - ✓ Announcement of adjuvant access deal, including intranasal adjuvant delivery through Biodextris
  - Initiation of mouse immunogenicity study
  - Initiation of hamster challenge study
- 3/4Q21:
  - Complete creation of Master Cell Bank for GMP production
  - File IND and initiate Phase 1clinical study activities
- 3/4Q21
  - Non-dilutive funding or partnership?

ORAGENICS

Novel Lantibiotic Platform for Multidrug Resistant Bacterial Infections

CDC List of Antibiotic Resistant Bacteria and Fungi

Urgent Threats

- Carbapenem-resistant *Acinetobacter*
- *Candida auris*
- *Clostridioides difficile*
- Carbapenem-resistant Enterobacteriaceae
- Drug-resistant *Neisseria gonorrhoeae*

Serious Threats

- Drug-resistant *Campylobacter*
- Drug-resistant *Candida*
- ESBL-producing Enterobacteriaceae
- Vancomycin-resistant *Enterococci* (VRE)
- Multidrug-resistant *Pseudomonas aeruginosa*
- Drug-resistant nontyphoidal *Salmonella*
- Drug-resistant *Salmonella* serotype Typhi
- Drug-resistant *Shigella*
- Methicillin-resistant *Staphylococcus aureus* (MRSA)
- Drug-resistant *Streptococcus pneumoniae*
- Drug-resistant Tuberculosis

Concerning Threats

- Erythromycin-Resistant Group A *Streptococcus*
- Clindamycin-resistant Group B *Streptococcus*

Watch List

- Azole-resistant *Aspergillus fumigatus*
- Drug-resistant *Mycoplasma genitalium*
- Drug-resistant *Bordetella pertussis*

C. difficile and *C. difficile* Infection (CDI): Epidemiology



- *C. difficile* is an infection of the colon causing colitis by producing toxins that damage lining of the colon
- 223,900 infections annually resulting in 12,800 deaths
- 83,000 will experience at least one recurrence
- Healthcare-associated infections occur: 37% hospital onset, 36% nursing home onset, and 27% community onset
- *C. difficile* associated diarrhea is associated with a 1-2 week hospital stay at a cost of $1BN/year
- **Emerging problem**: 8% of CDI associated with onset of concomitant Vancomycin Resistant Enterococci (VRE) infection

Lantibiotics: Novel Platform of Antibiotics to Treat Serious Life-Threatening Infections

- Lantibiotics are a novel class of peptide antibacterial compounds naturally produced by a variety of Gram-positive bacterial strains to attack competing bacterial strains
- Platform: >700 lantibiotic structures created, potentially generating a pipeline of new compounds
- Platform provides potential for development in multidrug resistant infections:
  - Methicillin Resistant *Staphlococcus aureus* (MRSA)
  - Vancomycin Resistant Enterococci (VRE)
  - Virulent *Clostridium difficile*
  - Gram(-) infections



H2N
Phe 1
Lys 2
Ala 3
Trp 4
Dha 5
Leu 6
Ala 7
Abu 8
Pro 9
Gly 10
Ala 11
Ala 12
Arg 13
Dhb 14
Gly 15
Ala 16
Phe 17
Asn 18
Ala 19
Tyr 20
Ala 21
A
B
C
D
S
CH
CH
NH

Mutacin 1140: a lantibiotic produced by *Streptococcus mutans*

ORAGENICS

Oral OG716 Superior at Preventing C. *difficile* Deaths in Hamster Model



DAY 1
Infection
DAY 2
Clindamycin
DAYS 3-7
Antibiotic Treatment Phase
DAYS 8-22
Recurrence Phase
OG716
Vanco
OG253
Vehicle
Survival (%)
120
100
80
60
40
20
0
0
5
10
15
20
25
Days
OG716
OG253
Vanco
Vehicle

ORAGENICS

Lantibiotics: OG716 *C. difficile* Program Milestones

4Q16 — **Tech Transfer of Manufacturing Process**

Fermentation complete; purification underway

1Q17 — **Manufacture of API**

Ongoing at 1400L scale: transitioning to GMP manufacture; Enough material generated for rat tox study, lots for monkey tox study ongoing

3Q19 — **Toxicology and Microbiology Underway**

14-day rat tox study underway and monkey tox study under development

4Q21 (estimate) — **File IND**

Timing of filing of the IND is subject to having adequate available capital to complete requisite studies



Corporate Status Update

Capitalization

	Common Stock Equivalents
Common Stock Outstanding	109,646,119
Series A and Series B Convertible Preferred (As Converted)	2,261,703
Warrants (WAEP $1.42)	18,040,572
Reserved for issuance under stock incentive plan	8,009,250
Total	137,957,644

Cash	$33.5M

The Information is as of February 25, 2021 and includes 15,406,618 shares of common stock issued in February as a result of the ATM offering (providing net proceeds of approximately $19.2 million) and 2,472,573 shares of common stock issued in February as a result of warrant exercises (providing proceeds of approximately $2.2 Million) and reflects the notice of redemption of all outstanding shares of Series C Preferred Stock for cash of approximately $5.6 million. The Series A and B Preferred stock have no price based down-round protection for the conversion price and carry no accrued dividend.

Near Term Milestones



1/2Q21

- Initiate pre-clinical studies for Vaccine Candidate utilizing Intranasal adjuvant technology
- Advance Vaccine GMP manufacture at CDMO
- Initiate building of CHO MCB for the Vaccine

3/4Q21

- File IND for Vaccine
- Initiate Phase 1 Clinical Study

4Q21

- File IND for OG716 (tentative)

Company Summary

- License to NIH-created SARS-CoV-2 Spike Protein Vaccine Technology set to enter human clinical studies in 2021; potential for long lasting protection for SARS-CoV-2 and new variants and potentially other coronaviruses
- Improved vaccine access through development of Intranasal delivery technology and adjuvant
- Multi-billion market for COVID-19 vaccines likely to accommodate multiple players, particularly in the post-pandemic period
- Cash through 1Q22; Federal Grants for COVID-19 under review
- Novel class of peptide antibacterial compounds called Lantibiotics
    - Activity against a variety of MDR infections, believed to be the next human health crisis
    - Lead lantibiotic OG716 addresses C. *difficile* – a significant infection identified by the CDC.

Experienced Management Team

Dr. Alan F. Joslyn
Director, President and Chief Executive Officer

- Assumed CEO position at Oragenics in June 2016
- Held CEO positions at several private biotechnology companies including Sentinella Pharmaceuticals, Edusa Pharmaceuticals and Mt. Cook Pharma
- Over 25 years of drug development experience at Glaxo, Johnson & Johnson and Penwest

Mike Sullivan
Chief Financial Officer

- Held senior-level financial positions for both publicly and privately held businesses
- Significant experience in product licensing and IP issues with strong background in both domestic and international retail operations

Dr. Martin Handfield
Senior Vice President, Discovery Research

- Molecular Microbiologist and former Tenured Associate Professor, College of Dentistry at The University of Florida
- Prolific researcher focusing on infectious diseases, host-pathogen interactions and non-invasive diagnostics

Experienced Management Team

Dr. David Zarley
Consultant

- More than 30 years in vaccine research and development in the private sector
- Vice-President of Program Management for Vaccine Research and Development at Pfizer
- Senior Director /Medicines Team Leader for Pfizer Primary Care Business Unit
- Senior Director for Wyeth Research Project Management Business Unit
- Senior Director for Technical Operations and Product Supply (TOPS) at Wyeth Vaccines
- Senior Research Biochemist / Project Leader for Viral Vaccine Research and Development at Lederle-Praxis Biologicals

Terrence Cochrane
Consultant

- More than 20 years experience life science industry; Founder of consulting firm, BrevisRefero
- Extensive experience in Quality Assurance, Quality Control, Validation, Manufacturing Operations, Process Development, Project Management and Business Development
- Contributed to CMC portfolios of 5 commercial products and 30 biopharmaceutical clinical trial programs

Oragenics, Inc.
4902 Eisenhower Blvd., Suite 125
Tampa, FL 33634
www.oragenics.com

For More Information

Corporate
Alan F. Joslyn PH.D
President & CEO
813 286 7900 ext 232
ajoslyn@oragenics.com

Investors:
Kim Golodetz, Senior Vice President, Principal
LHA Investor Relations: Results that Matter
T: 212.838.3777 | KGolodetz@lhai.com

NYSE American: **OGEN**

March 2021